UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2020

UNITED AIRLINES HOLDINGS, INC.

UNITED AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(872) 825-4000

(872) 825-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
United Airlines Holdings, Inc.	Common Stock, $0.01 par value	UAL	The Nasdaq Stock Market LLC
United Airlines, Inc.	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2020, United Airlines Holdings, Inc. (the “Company”), the parent company of United Airlines, Inc. (“United”), announced that Jonathan Roitman, who was serving as the Senior Vice President Airport and Network Operations of United, was appointed Senior Vice President and Chief Operations Officer of the Company effective June 1, 2020. Mr. Roitman will report to J. Scott Kirby, Chief Executive Officer of the Company.

Mr. Roitman, age 54, served as Senior Vice President Airport and Network Operations of United from November 2019 to May 2020. From August 2018 to November 2019, Mr. Roitman served as Senior Vice President Airport and Catering Operations, and from January 2015 to August 2018, he served as Senior Vice President Airport Operations, of United. From December 1997 through January 2015, Mr. Roitman held positions of increasing responsibility at United and, prior to the Company’s merger with Continental Airlines, Inc. (“Continental”), Continental, including as Senior Vice President Operations and Cargo, Vice President, Newark Hub, and Vice President, Cleveland Hub. Prior to joining Continental in December 1997, Mr. Roitman was the manager of business development for BWAB Incorporated, a real estate development and oil and gas production firm, and served in the U.S. Army.

There are no arrangements or understandings between Mr. Roitman and any other person pursuant to which he was appointed as an officer of the Company. Mr. Roitman does not have any family relationship with any director or other executive officer of the Company, and there are no transactions in which Mr. Roitman has an interest requiring disclosure under Item 404(a) of Regulation S-K.

At this time, any compensation adjustments in connection with this appointment have not been determined. The Company will file an amendment to this Current Report on Form 8-K disclosing any compensation adjustments made in connection with Mr. Roitman’s appointment if and when they have been determined.

Gregory L. Hart, who was serving as the Company’s Executive Vice President and Chief Operations Officer, moved into the role of Executive Vice President Strategy and Planning on June 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AIRLINES HOLDINGS, INC. UNITED AIRLINES, INC.

	By:	/s/ Jennifer L. Kraft
	Name:	Jennifer L. Kraft
	Title:	Vice President and Secretary

Date: June 2, 2020